UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2020

CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

151 N. Franklin
Chicago, IL 60606
(Address of principal executive offices) (Zip Code)
(312) 822-5000
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $2.50	"CNA"	New York Stock Exchange
Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 25, 2020, the Registrant issued a press release announcing the decision of James M. Anderson, Executive Vice President and Chief Financial Officer, to resign effective February 25, 2020. The press release is filed as Exhibit 99.1 to this Form 8-K.
ITEM 5.02(c) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 25, 2020, the Registrant announced that Al Miralles, President, CNA Warranty, will succeed Mr. Anderson as the Registrant’s Executive Vice President and Chief Financial Officer, as of February 25, 2020. Mr. Miralles joined the Registrant as Treasurer and Senior Vice President, Investments, in 2011, was appointed President of Long Term Care in 2014, was then named Chief Risk Officer in early 2018 and appointed President, CNA Warranty, in November 2019. Mr. Miralles has been responsible for strategic oversight of the Registrant’s long term care business since 2014 and will retain such responsibility with his new role. Prior to joining the Registrant, Mr. Miralles served as Chief Financial Officer for the Nationwide Investments Division of Nationwide Insurance. The press release is filed as Exhibit 99.1 to this Form 8-K.
Mr. Miralles does not have an employment agreement or other arrangement with the Registrant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:
See Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description
99.1
CNA Financial Corporation press release, issued February 25, 2020, announcing the resignation of James M. Anderson, Executive Vice President and Chief Financial Officer, and the appointment of Al Miralles to succeed Mr. Anderson.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation
(Registrant)

Date: March 2, 2020	By	/s/ Jose Ramon Gonzalez
(Signature)
Jose Ramon Gonzalez Executive Vice President and General Counsel